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EXHIBIT 10.2
Schedule of Documents
Substantially Similar to Exhibit 10.1


1.	Lease Agreement between Chymiak Investments, Inc. and TULSAT Corporation
(formerly named DRK Enterprises, Inc.) dated September 1, 1999, covering the building located at 708 South 11th Street, Broken Arrow, Oklahoma

2.	Lease Agreement between Chymiak Investments, Inc. and TULSAT Corporation
(formerly named DRK Enterprises, Inc.) dated October 1, 1999, covering the building located at 800 South 11th Street, Broken Arrow, Oklahoma

3.	Lease Agreement between Chymiak Investments, Inc. and TULSAT Corporation
(formerly named DRK Enterprises, Inc.) dated August 1, 1999, covering the building located at 704 South 11th Street, Broken Arrow, Oklahoma

4.	Lease Agreement between Chymiak Investments, L.L.C. and TULSAT
Corporation (formerly named DRK Enterprises, Inc.) dated April 1, 1998, covering the building located at 800 North 16th Street, Broken Arrow, Oklahoma

5.	Lease Agreement between Chymiak Investments, L.L.C. and TULSAT
Corporation (formerly named DRK Enterprises, Inc.) dated April 1, 1998, covering the building located at 808 North 16th Street, Broken Arrow, Oklahoma

6.	Lease Agreement between Chymiak Investments, L.L.C. and TULSAT Corporation
(formerly named DRK Enterprises, Inc.) dated April 1, 1998, covering the building located at 904 South 11th Street, Broken Arrow, Oklahoma

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